UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                                  FORM 8-K
                               CURRENT REPORT

   Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): August 23, 2007

                                Con-way Inc.
           (Exact name of registrant as specified in its charter)

            Delaware                     1-5046           94-1444798
---------------------------------   --------------------------------------
  (State or other jurisdiction         (Commission       (IRS Employer
        of incorporation)             File Number)    Identification No.)

 2855 Campus Drive, Suite 300, San Mateo, California         94403
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      (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code:  (650) 378-5200

        (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

 [ ] Written communications pursuant to Rule 425 under the Securities Act
     (17 CFR 230.425)
 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)
 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
      Exchange Act (17 CFR 240.14d-2(b))
 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



ITEM 2.01      COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

On August 23, 2007, Con-way Inc. (the "Company") completed the previously announced acquisition of Transportation Resources, Inc. ("TRI"), a privately-held Missouri corporation, pursuant to the Agreement and Plan of Merger (the "Merger Agreement") by and among the Company, Seattle Acquisition Corporation, a newly formed Missouri corporation and wholly owned subsidiary of the Company ("Merger Sub"), the Shareholders' Agent (as defined in the Merger Agreement) and certain shareholders (the "Selling Shareholders") of TRI. The acquisition of TRI was consummated by merging Merger Sub with and into TRI with TRI surviving as a wholly-owned subsidiary of the Company. The merger was consummated for $750 million in cash. The final purchase price is subject to additional post-closing adjustments pursuant to and in accordance with the Merger Agreement.

The description of the TRI acquisition set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement that was filed by the Company as Exhibit 10.1 to the Quarterly Report on Form 10-Q filed on August 7, 2007.


ITEM 7.01      REGULATION FD DISCLOSURE.

On August 23, 2007, the Company issued a press release announcing that it completed the acquisition of TRI. A copy of the press release is attached hereto as Exhibit 99.


ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Businesses Acquired.

The financial statements required by Item 9.01(a) of Form 8-K will be filed pursuant to an amendment to this Current Report within 71 calendar days after the date on which this Current Report is required to be filed.

(b)  Pro forma financial information.

Pro forma financial information required by Item 9.01(b) of Form 8-K will be filed pursuant to an amendment to this Current Report within 71 calendar days after the date on which this Current Report is required to be filed.

(d)  Exhibits


        EXHIBIT NUMBER        EXHIBIT TITLE OR DESCRIPTION
        --------------        -----------------------------------
        EX 99                 Press Release dated August 23, 2007




                             SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       CON-WAY INC.



                       By:    /s/ Jennifer W. Pileggi
                             -----------------------
                       Name:  Jennifer W. Pileggi
                       Title: Senior Vice President
                              General Counsel & Secretary
                       Dated: August 23, 2007